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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 12, 2004


                           Arlington Hospitality, Inc.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-15291                                     36-3312434
 --------------------------             -------------------------------------
  (Commission File Number)               (IRS Employer Identification Number)


 2355 South Arlington Heights Road, Suite 400,
           Arlington Heights, Illinois                               60005
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    (Address of principal executive offices)                       (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On May 12, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing April 2004 results. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

        On May 13, 2004, the Company issued a press release announcing that the Company will hold a conference call to discuss first-quarter 2004 financial results on Monday, May 17, 2004, at 11:30 a.m. ET. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.2.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(C)     EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated May 12, 2004, Announcing April 2004 Results.

99.2 Press Release of Arlington Hospitality, Inc., dated May 13, 2004, Announcing Conference Call to Discuss First Quarter 2004 Financial Results on Monday, May 17, 2004 at 11:30 a.m. ET.

99.3 Press Release of Arlington Hospitality, Inc., dated May 17, 2004, Announcing Financial Results for the Three Months Ending March 31, 2004.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 17, 2004, the Company issued a press release announcing its financial results for the three months ending March 31, 2004. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 17, 2004

                                   Arlington Hospitality, Inc.
                                   (Registrant)

                                   By:  /s/ Jerry H. Herman
                                      ------------------------------
                                        Jerry H. Herman
                                        Chief Executive Officer

                                   By:  /s/ James B. Dale
                                      ------------------------------
                                        James B. Dale
                                        Senior Vice President and
                                        Chief Financial Officer